28th Annual J.P. Morgan
Healthcare Conference

January 11, 2010

Exhibit 99.1

Cautionary Statements 3
Company Overview 4-7
Performance Highlights 8-12
Q409 Initial Observations 13
Year-End Initial Observations 14
Business Outlook 15-16
Summary 17
Appendix and Reconciliations
Operational Excellence 19-21
Regulatory Uncertainty 22
Readmission Rates 23
Revenues and Expenses (3rd Quarter) 24-25
Revenues and Expenses (9 Months) 26-27
Operational and Labor Metrics 28
Payment Sources 29
Debt Maturities 30
Interest Rate Swaps 31
Non-Operating Cash/Tax Position 32
Outstanding Share Summary 33
GAAP Reconciliations 34-37

HEALTHSOUTH

Table of Contents

Exhibit 99.1

Note Regarding Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable.
Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.
This presentation also includes estimates and projections published by the Centers for Medicare and Medicaid Services
(“CMS”). We are not able to verify those estimates or projections or the detailed calculations thereof by CMS which are not made public. Any changes or errors in those calculations, among other uncertainties such as those referred to below and changes in CMS’s own rules and policies, could cause actual results to differ materially from CMS’s projections.
Furthermore, we do not believe that CMS numbers are consistent with financial reporting results. CMS data and projections should not be used as an indication of financial performance.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the year ended December 31, 2008, the Form
10-Q for the quarters ended March 31, 2009, June 30, 2009, and September 30, 2009, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities
Exchange Act of 1934. The Appendix at the end of this presentation includes reconciliations of the non-GAAP financial measures found in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K, dated January 11, 2010, to which the following presentation slides are attached, provides further explanation and disclosure regarding our use of non-
GAAP financial measures and should be read in conjunction with these presentation slides.
Cautionary Statements

Exhibit 99.1

IRH
LTCH
93  Rehabilitation Hospitals (1)
44  Outpatient Rehabilitation Satellites
 6 Long-Term Acute Care Hospitals
25   Hospital-Based Home
  Health Agencies
Portfolio
Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.
Sites under Construction
Exchange (Symbol): NYSE (HLS)
Employees: ~ 22,000
Corporate Office: Birmingham, AL
(1) Assumes Baton Rouge divestiture closes as scheduled at the end of
January.

Exhibit 99.1

Bed Size				
	< 40	40 - 60	61 - 80	81 - 90	90 +
Number	3	40	29	10	11
Avg. Occupancy %	90%	71%	65%	57%	68%

HEALTHSOUTH

“The Basics”: Our Rehabilitation Hospitals
Major Services:
• Physicians: manage and treat medical needs of patients
• Rehabilitation Nursing: oversees treatment program of patient
• Physical Therapy: addresses physical function, mobility, safety
• Occupational Therapy: promotes independence and re-integration
• Speech-Language Therapy: treats communication & swallowing disorders
• Case Managers: coordinates care plan with physician, caregivers, family
• Post-discharge services: outpatient therapy and home health
Note: IRF hospitals are not CAPEX intensive:
✓ No Emergency Rooms, ORs, Cath Labs, etc.

Exhibit 99.1

“The Basics”: Our Patients
94%
5%
1%
Referral Sources
Acute Care Hospitals
Physician Offices
Skilled Nursing Facilities
All patients are admitted by a physician:
Most Common Cases (YTD Q309)
1. Stroke   17.7%
2. Neurological   13.3%
3. Fracture of the lower extremity 11.7%
4. Debility   11.4%
5. Other orthopedic conditions  9.4%
6. Knee/Hip replacement   9.3%
7. Brain injury    7.4%
8. Cardiac conditions   4.7%
9. Spinal cord injury   3.6%
10. All other   11.5%
✓ Physicians and acute hospital case managers are key decision-makers.
✓ All IRF patients must meet medical necessity criteria.
✓ All IRF patients must be medically stable and have potential to tolerate three hours of therapy per day (minimum).

Exhibit 99.1

HEALTHSOUTH

Patients

	IRFs	Average Beds/IRF	Average Discharges/IRF
HLS =	94	68	1,151
Free-standing (Non-HLS) =	134	54	531
Hospital Units =	953	24	236

HEALTHSOUTH

“The Basics”: Our Competitors
Competitors
 • Freestanding IRFs
 • Hospital IRF units
 • Skilled nursing homes
Patients
Total Inpatient Rehabilitation Facilities (IRFs): 1,181
Sources: FY 2010 CMS Rate Setting File and MedPAC March 2009 report; Internal HLS reports for HLS data; HLS includes Baton Rouge IRF

Exhibit 99.1

Performance Highlights

100
80
60
40
20
0
80.1
84.5
9M 08
9M 09

$2,000
$1,500
$1,000
$500
$0
$1,376
$1,432
9M 08
9M 09

% of Net Operating Revenues
60%
50%
40%
30%
20%
10%
0%
50.9%
49.5%
24.7%
24.2%
5.1%
4.6%
9M 08
9M 09
9M 08
9M 09
9M 08
9M 09
Salaries, Wages & Benefits
Hospital-related Expenses
General & Administrative

(1) Includes other operating, supplies, occupancy, and bad debt expenses.
(2) Excludes share-based compensation. (3) Employees per occupied bed.

HEALTHSOUTH

Discharges
Consolidated Net Operating Revenues
($ Millions)
+4.1%
+5.5%
Dollar Amounts $700.8 $709.2 $339.4 $346.9 $70.3 $66.5
EPOB (3) 3.62 3.52
50 bps
Improvement
50 bps
Improvement
140 bps
Improvement
Expenses
(1)
(2)
Solid, Sustained Operating Results
(Thousands)

Exhibit 99.1

Performance Highlights

$400
$300
$200
$100
$0
$254.2
$289.1
9M 08
9M 09

$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.51
$1.17

HEALTHSOUTH

Adjusted Income from Continuing
Operations per Diluted Share (1)
Adjusted Consolidated EBITDA
($ Millions)
+13.7%
+129.4%
(1) Reconciliation to GAAP provided on slides 34 through 37.
Key Drivers:
✓Strong volume growth
✓Disciplined expense management
✓Debt reduction
9M 08    9M 09
Solid EBITDA and EPS Growth

Exhibit 99.1

Performance Highlights:

	Free Cash Flow			
	3 Months Ended Sept. 30,		9 Months Ended Sept. 30,	
(Millions)	2009	2008	2009	2008
Net cash provided by operating activities	$ 132.9	$ 82.3	$ 362.1	$ 149.3
Impact of discontinued operations	2.6	(4.9)	9.6	1.6
Net cash provided by operating activities of continuing operations	135.5	77.4	371.7	150.9
Incremental income tax expense	(3.0)	(1.3)	(4.7)	(3.1)
Capital expenditures for maintenance (1)	(9.5)	(8.1)	(24.5)	(25.2)
Net settlements on interest rate swaps	(11.2)	(7.3)	(30.3)	(13.9)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(19.5)	(19.5)
Distributions paid to noncontrolling interests of consolidated affiliates	(7.0)	(9.8)	(22.8)	(26.3)
Non-recurring items:				
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	-	(73.8)	-
Income tax refunds	(5.5)	(8.8)	(59.5)	(27.8)
Cash paid for professional fees - accounting, tax, and legal	3.5	4.0	11.5	12.9
Cash paid for government, class action, and related settlements	2.3	-	11.0	7.4
Adjusted free cash flow	**$ 98.6** (2)	**$ 39.6**	**$ 159.1** (2)	**$ 55.4**

(1) Includes capital expenditures for the hospital refresh program.

HEALTHSOUTH

(2) Benefited by approximately $19 million for the seasonal effect on working capital related to the interest payment accrual.
Strong Cash Flow

Exhibit 99.1

Amended and Extended Credit Agreement
• Converted $300 million of term loan from March 2013 maturity to September 2015 maturity, with 150 bp incremental interest expense.
• Amendment:
 – Permits future extension of all, or a portion of all, term loans and revolvers.
 – Permits issuance of senior notes secured on a pari passu basis with indebtedness incurred under the credit agreement.
 – Increases certain restricted covenant baskets:
 ✓ Lifetime basket to buy back other senior debt increased by $150 million.
 ✓ Annual cash acquisition cap increased by $150 million.
Repurchased Floating Rate Senior Notes due 2014
 • $329.6 million outstanding
 • Total consideration 103%,
 plus accrued and unpaid interest
Issued $290 million Senior Notes due 2020
 • Coupon 8.125%
 • Price $98.327
• Coupon 7.22%
• Completed: December 15, 2009
• Due February 15, 2020
• Completed: December 1, 2009
Enhanced Capital Structure

Exhibit 99.1

Performance Highlights

	Debt Balances (Millions)			
	Proforma (1)	Sept. 30, 2009	Dec. 31, 2008	Proforma Debt Reduction
Advances under $400 million revolving credit facility	$ -	$ -	$ 40.0	$ (40.0)
Term loan facility - March 2013, 2015	753.2	753.2	783.6	(30.4)
Bonds Payable:				
8.375% Senior Notes due 2011	0.3	0.3	0.3	-
7.625% Senior Notes due 2012	1.5	1.5	1.5	-
Floating Rate Senior Notes due 2014 (6 month Libor plus 600)	-	329.6	366.0	(366.0)
10.75% Senior Notes due 2016	494.7	494.7	494.3	0.4
8.125% Senior Notes due 2020	285.1	-	-	285.1
Other notes payable at interest rates from 8.1% to 12.9%	12.5	12.5	12.8	(0.3)
Capital lease obligations	104.9	104.9	114.7	(9.8)
Total	$ 1,652.2	$ 1,696.7	$ 1,813.2	$ (161.0)

Debt to EBITDA	4.4x	4.5x	5.3x

HEALTHSOUTH

(1) Proforma represents completion of tender and redemption of the 2014 note and issuance of 2020 notes.
Continued Debt Reduction and Deleveraging

Exhibit 99.1

Q409 Initial Observations
Volume:
✓ 4+% discharge growth.
 • Reminder: 10.6% discharge growth Q408 vs. Q407.
Pricing:
✓ Received a 2.5% CMS market basket increase on October 1, 2009.
Expenses:
✓ Continued improvement in productivity.
 • Reminder: An average 2.3% merit increase went into effect on
 October 1, 2009 for non-management employees.
EPS:
✓ On September 30, 2009, 5 million common shares were issued to satisfy our obligation under the 2006 class action securities litigation settlement.
✓ Baton Rouge, LA hospital is expected to move to discontinued operations.
✓ We will record an approximate $15 million charge for loss on early extinguishment of debt in Q409.

Exhibit 99.1

Guidance:
Adjusted Consolidated EBITDA	Adjusted Earnings per Diluted Share
$375 to $380	$1.45 to $1.50
Million	Per Share
Year-End Initial Observations

✓ The Company has not yet closed its books for the fourth quarter and year-end 2009.
✓ Q409 and YE09 results and 2010 guidance will be provided on earnings conference call scheduled for 9:30 a.m. EST on February 23, 2010.

Exhibit 99.1

Business Outlook
3.5x to 4.0x Debt to EBITDA (by YE 2011)
(Exclusive of any E&Y settlement)
Organic growth through capacity
expansion and de novos
IRF acquisitions/joint ventures
DELEVERAGING
GROWTH
 2010  2011   2012   2013
Acquisitions of other,
complementary post-acute services
REFORM
1.Market Basket
Update (1)
2.Segment
Regulation
3.Bundling
 MB minus 25 bp MB minus 25 bp
Pilot/Demonstration
Projects
 • LTCH = admission criteria; 25 Rule; short-stay payment
 reductions
 • Home Health = reimbursement/outliers
(1) Reflects market basket updates in the Senate’s healthcare reform bill.
MP minus (10 bp +
“Productivity Adjustments”)
Deleveraging, Growth and Healthcare Reform

Exhibit 99.1

Location	Installed Beds	Operational Date
Mesa, AZ	40 Beds	Q409
Loudoun County, VA	40 Beds	Q210
Bristol, VA	25 Beds	Q310

HEALTHSOUTH

Organic Growth
Capacity expansions:
 • Approximately 100 beds added in 2009; a similar amount will be added in
 2010.
 • Average investment per bed:
 – Internal renovation = $15 - 45K
 – New construction = $100 - 250K
De novos:
Cash pay-back:
5 - 6 years
Cash pay-back:
1 - 3 years
 Goal: launch three new hospitals in 2010 and each year thereafter.

Exhibit 99.1

Summary
✓ Industry Leader: Largest provider in attractive healthcare segment.
✓ Strong Cash Flows: Directed toward debt reduction and growth.
✓ Continued Deleveraging: Reduce leverage to between 3.5x and 4.0x no later than YE 2011.
✓ Solid Organic Growth: Volume growth + expense management.
✓ Opportunistic, Disciplined Expansion: Capacity expansion and new hospitals coming online over next three years.
✓ Well Positioned: High-quality + cost-effective provider; proven track record of adapting to regulatory changes.
Business Model:
• 5-8+% annual Adjusted Consolidated EBITDA growth (1)
• 15-20+% annual adjusted EPS growth (1) (2)
(1) For reconciliation to GAAP, see slides 34 through 37. These ranges are based on current assumptions of external drivers (e.g., healthcare reform, interest rates) and are subject to change.
(2) Based on adjusted income from continuing operations per diluted share.
Value Proposition

Exhibit 99.1

Appendix and Reconciliations

Exhibit 99.1

UDS Industry Sites
HLS Same Store
-0.5%
3.3%
-0.3%
5.7%
2.9%
8.1%
3.6%
9.7%
-0.2%
4.8%
1.3%
4.7%
1.6%
5.3%
Q108 vs. Q107
Q208 vs. Q207
Q308 vs. Q307
Q408 vs. Q407
Q109 vs. Q108
Q209 vs. Q208
Q309 vs. Q308

30,000
25,000
20,000
15,000
10,000
5,000
-

	Q1	Q2	Q3	Q4
2007	25,639	25,559	24,535	25,005
2008	26,309	26,990	26,827	27,654
2009	27,807	28,494	28,241	

HEALTHSOUTH

% ∆ Discharges (1)
(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including 90 HealthSouth sites.
(2) Includes 90 consolidated HealthSouth inpatient rehab hospitals and six long-term acute-care hospitals.
(1)
(2)
Operational Excellence: Sustained Market Share Gains
HealthSouth vs. Industry
Quarterly Discharges
✓ HealthSouth’s volume growth
 has outpaced competitors’
✓ TeamWorks = standardized
 sales & marketing
✓ Capacity expansions will help
 facilitate organic growth:
 • ~ 100 new beds 2009
 • ~ 100 new beds 2010
✓ Projected sustainable annual
 discharge growth 4+%
Trailing 4 quarters
Industry Avg. is 1.6%

Exhibit 99.1

30
28
26
24
22
20
18
16
14
29.5
26.2
HealthSouth Average
UDS Average *

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.54
2.26
HealthSouth Average
UDS Average **

HEALTHSOUTH

FIM Gain
LOS Efficiency
LOS Efficiency = Functional gain
divided by length of stay
Source: UDSmr Database - On Demand
Reports 2008 Year End Report
FIM Gain = Change in Functional
Independent Measurement (based
on an 18 point assessment) from
Admission to Discharge
** Average = Expected, Risk-adjusted LOS Efficiency
Operational Excellence = “High-Quality” Care
 * Average = Expected, Risk-adjusted FIM Change Average

Exhibit 99.1

Operational Excellence = “Cost-Effective” Care
CMS Fiscal Year 2010 IRF Rate Setting File Analysis (1)
	Freestanding (2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	228	953	1,181	94
Average # of Discharges per IRF	649	237	316	822
Outlier Payments as % of Total Payments	1.32%	4.08%	3.00%	0.43%
Average Estimated Total Payment per Discharge for FY 2010	$16,452	$16,741	$16,626	$15,996
Average Estimated Cost per Discharge for FY 2010	$14,021	$17,207	$15,945	$12,633
Notes:
(1) All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting final rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by
 CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes.
 Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,181 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2010 Final IRF-
 PPS Rule. Most of the data represents historical information from the CMS fiscal year 2008 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a
 subset of Freestanding and the Total.

Exhibit 99.1

Future Regulatory Risk	IRF	SNF	LTCH	HH
1. Re-basing payment system	No	Yes; RUGS IV begins 10/01/10 (Senate bill delays until 10/01/11)	No	Yes; would be required as part of healthcare reform (2014 Senate bill; 2011 House bill)
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA moratorium expires (short stay outliers)	Yes; 10% cap per agency
3. Upcoding adjustments	No	Yes; occurring in FY 2010	Yes; occuring in RY 2010 and, possibly, RY 2011	Yes; occuring in CYs 2010 and 2011
4. Patient criteria	No; 60% Rule already in place	No	Study dictated as part of MMSEA	No
5. Market Basket update reductions and/or productivity adjustments	Yes (H.C. Reform)	Yes (H.C. Reform)	Yes (H.C. Reform)	Yes (H.C. Reform)
6. Other	N/A	N/A	25% Rule will be implemented when MMSEA moratorium expires	N/A

Regulatory Uncertainty
Sources: Senate Reform Bill, CMS Regulatory published rules and MMSEA

Exhibit 99.1

Post-Acute Care ("PAC") Setting	Percent Discharged from Hospital to PAC Setting	Percent Rehospitalized after Using PAC Setting	Percent Died in PAC Setting
Skilled Nursing Facility	17.3%	22.0%	5.4%
Home Health	16.0%	18.1%	0.8%
Long-Term Care Hospital	1.0%	10.0%	15.5%
Inpatient Rehabilitation	3.2%	9.4%	0.4%
Inpatient Psychiatric	0.5%	8.7%	0.4%
Hospice	2.1%	4.5%	82.2%
TOTAL	40.0%	18.0%	6.2%

HEALTHSOUTH

IRFs have Lower Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June 2008)

Exhibit 99.1

(Millions)	3rd. Qtr. 2009	3rd. Qtr. 2008	Favorable (Unfavorable) Change
Inpatient	$ 431.3	$ 411.5	4.8%
Outpatient and other	41.4	44.0	(5.9%)
Consolidated net operating	$ 472.7	$ 455.5	3.8%
(Actual Amounts)			
Discharges	28,241	26,827	5.3%
Net patient revenue / discharge	$ 15,272	$ 15,339	(0.4%)

HEALTHSOUTH

Revenues (Q3 2009 vs. Q3 2008)
• Inpatient revenue growth was driven by strong discharge volumes.
 – Volume growth was driven by the sustained sales and marketing effort.
 – Same store discharge growth was 5.3%.
 – Pricing essentially flat for the quarter. Q3 2009 marks the end of the Medicare pricing roll-back.
• Outpatient revenue declined as a result of 11 fewer outpatient satellites quarter over quarter.

Exhibit 99.1

(Millions)	3rd Qtr. 2009	3rd Qtr. 2008	Favorable/ (Unfavorable) Change
Salaries and benefits	$ 235.4	$ 236.3	0.4%
Percent of net operating revenues	49.8%	51.9%	210 bps
EPOB (employees per occupied bed)	3.58	3.69	3.0%
Hospital-related expenses	$ 114.2	$ 114.0	(0.2%)
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	24.2%	25.0%	80 bps
General and administrative	$ 22.6	$ 23.0	1.7%
(excludes share-based compensation)			
Percent of net operating revenues	4.8%	5.0%	20 bps

HEALTHSOUTH

Expenses (Q3 2009 vs. Q3 2008)
• Continued improvement on labor productivity demonstrated by lower EPOB.
• Hospital-related expenses:
 – Despite increased volume, hospital expenses remained essentially flat producing strong operating leverage.
 – Increased provision for doubtful accounts to reflect aging of pending Medicare appeals.

Exhibit 99.1

(Millions)	9 Months 2009	9 Months 2008	Favorable (Unfavorable) Change
Inpatient	$ 1,303.4	$ 1,241.1	5.0%
Outpatient and other	128.1	135.2	(5.3%)
Consolidated net operating	$ 1,431.5	$ 1,376.3	4.0%
(Actual Amounts)			
Discharges	84,542	80,126	5.5%
Net patient revenue / discharge	$ 15,417	$ 15,489	(0.5%)

HEALTHSOUTH

Revenue (9 Months)

Exhibit 99.1

(Millions, except percent)	9 Months 2009	9 Months 2008	Favorable/ (Unfavorable) Change
Salaries and benefits	$ 709.2	$ 700.8	(1.2%)
Percent of net operating revenues	49.5%	50.9%	140 bps
EPOB (employees per occupied bed)	3.52	3.62	2.8%
Hospital related expenses	$ 346.9	$ 339.4	(2.2%)
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	24.2%	24.7%	50 bps
General and administrative	$ 66.5	$ 70.3	5.4%
(excludes share-based compensation)			
Percent of net operating revenues	4.6%	5.1%	50 bps

HEALTHSOUTH

Expenses (9 Months)

Exhibit 99.1

Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	9 Months 2009	2008
					(In Millions)				
Net patient revenue-inpatient	$ 431.3	$ 439.0	$ 433.1	$ 418.4	$ 411.5	$ 410.4	$ 419.1	$ 1,303.4	$ 1,659.5
Net patient revenue-outpatient and other revenues	41.4	44.7	42.0	44.6	44.0	46.2	45.1	128.1	179.8
Net operating revenues[1]	$ 472.7	$ 483.7	$ 475.1	$ 463.0	$ 455.5	$ 456.6	$ 464.2	$ 1,431.5	$ 1,839.3
					(Actual Amounts)				
Discharges [2]	28,241	28,494	27,807	27,654	26,827	26,990	26,309	84,542	107,780
Outpatient visits[1]	283,229	293,264	285,101	292,081	310,279	319,728	306,145	861,594	1,228,233
Average length of stay	14.3	14.4	14.6	14.3	14.7	14.7	15.2	14.4	14.7
Occupancy %	66.5%	68.8%	69.4%	65.7%	65.6%	66.9%	67.0%	67.8%	66.3%
# of licensed beds	6,587	6,534	6,523	6,543	6,556	6,521	6,565	6,587	6,543
Occupied beds	4,380	4,495	4,527	4,299	4,301	4,363	4,399	4,466	4,338
Full-time equivalents (FTEs) [3]	15,622	15,688	15,566	15,550	15,744	15,706	15,319	15,625	15,580
Contract labor	60	120	144	119	138	218	202	108	170
Total FTE and contract labor	15,682	15,808	15,710	15,669	15,882	15,924	15,521	15,733	15,750
EPOB [4]	3.58	3.52	3.47	3.64	3.69	3.65	3.53	3.52	3.63

HEALTHSOUTH

Operational and Labor Metrics
(1) Numbers have been reclassified to reflect current continuing operations.
(2) Represents discharges from HealthSouth’s 91 consolidated hospitals, which includes Mesa, Arizona starting in Q3 2009.
(3) Excludes approx. 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s condensed consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99.1

Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,	
	2009	2008	2009	2008
Medicare	67.6%	66.2%	67.5%	67.1%
Medicaid	2.1%	2.2%	2.2%	2.2%
Workers' compensation	1.7%	2.2%	1.7%	2.2%
Managed care and other discount plans [1]	23.4%	23.0%	23.2%	22.3%
Other third-party payors	2.5%	3.8%	2.8%	3.6%
Patients	1.4%	1.1%	1.2%	1.0%
Other income	1.3%	1.5%	1.4%	1.6%
Total	100.0%	100.0%	100.0%	100.0%

HEALTHSOUTH

Payment Sources
(1) Managed Medicare revenues represent ~ 8% of total revenues and are included in “Managed care and other discount plans.”

Exhibit 99.1

$737.5
$336.0
$505.9
$5.5
$21.9
$21.2
$20.6
$5.2
$5.5
$6.0
$4.1
$2.5
$30.7
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

$450.3
$289.4
$505.9
$292.5
$5.5
$21.9
$21.2
$20.6
$9.4
$5.5
$6.0
$4.1
$30.7
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

HEALTHSOUTH

As of September 30, 2009
Debt Maturities: No Near-Term Financing Needs
(Millions)
As of December 15, 2009
= Term Loan
= FRN
= 10.75% Fixed
= 8.125% Fixed
(1) Proforma represents completion of tender and redemption of the 2014 note and issuance of 2020 notes.

Exhibit 99.1

Floating Rate Debt Balances		Sept. 30, 2009	Floating Interest Rate
Advances under $400 million revolving credit facility	$	-	Libor plus 275
Term Loan facility due 2013 / 2015[1]		753.2	Libor plus 225 / 375 [1]
Floating Rate Senior Notes due 2014		329.6	6 month Libor
Total	$	1,082.8	

Swap Settlement	Swap Roll Off Dates		
	Sept. 2009	March 2010	March 2011
Does not Qualify for Hedge Accounting [2]			
Net notional amount of interest rate swaps [3]	$ 956.0	$ 884.0	$ -
Receive 3 month Libor and pay 5.22% fixed			
Does Qualify for Hedge Accounting [4]			
Notional amount of the interest rate swap			100.0
Receive 3 month Libor and pay 2.6% fixed			
Notional amount of the interest rate swap			100.0
Receive 3 month Libor and pay 2.9% fixed			

HEALTHSOUTH

Interest Rate Swaps: as of September 30, 2009
(Millions)
(1) In October 2009, the credit agreement was amended. The maturity for $300 million of the term-loan has been extended to 2015. The extended portion
 of the term loan will bear an interest rate of Libor plus 375.
(2) Cash settlements flow through investing activities.
(3) In June 2009, we entered into a receive-fixed rate swap as a mirror offset to $100.0 million of the $1,056 million interest rate swap.
(4) Forward-starting interest rate swaps (designated as cash flow hedges). Cash settlements flow through interest expense.

Exhibit 99.1

Non-Operating Cash/Tax Position
Cash Refunds as of Sept. 30, 2009
• Federal tax recoveries virtually complete.
 – Approx. $43 million received.
• State tax refunds in progress.
 – Approx. $17 million received.
 – Approx. $9 million net receivable on the
 balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-7 million per year of
 income tax.
 – State income tax.
 – Alternative Minimum Tax (AMT).
• With over $2.5 billion in NOLs and tax
 deductions, we do not expect to pay significant
 federal income taxes for approximately the next
 10-12 years.
 –  At this time, we do not believe the use of
 NOLs will be limited before they expire,
 however, no assurances can be provided.
• HealthSouth is not currently subject to an
 annual use limitation (AUL) under the Internal
 Revenue Code section 382.
• If we experienced a “change of ownership” as
 defined by the Internal Revenue Code section
 382, we would be subject to an AUL, which is
 equal to the value of the company at the time of
 the “change of ownership” multiplied by the long
 -term tax exempt rate.
GAAP Considerations
• HealthSouth’s balance sheet currently reflects
 a valuation allowance for the potential value
 of NOLs and future deductions. The valuation
 allowance is approximately $1.0 billion.

• GAAP tax rate will net to small amount for
 foreseeable future as there will be a reduction
 in the valuation allowance when NOLs are
 utilized.

Exhibit 99.1

3rd Qtr. [1] 2009	3rd Qtr. 2008	9 Months 2009	9 Months 2008	Year - End [1] 2008
	Weighted Average for the Period				
Basic Shares outstanding [2] [3]	87.6	87.4	87.6	81.6	83.0
Diluted Shares outstanding [2] [3] [4]	102.2	101.0	101.6	95.1	96.4
	End of Period				
	Sept. 30 2009	Sept. 30 2008			Dec. 31 2008
Basic Shares outstanding [2] [3]	92.6	87.4			87.4
Diluted Shares outstanding [2] [3] [4]	107.2	101.0			100.8

HEALTHSOUTH

Outstanding Share Summary
(Millions)
Notes:
(1) Completed an equity offering for 8.8 million shares on June 27, 2008.
(2) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(3) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(4) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

Exhibit 99.1

(In Millions, Except Per Share Data)	Three Months Ended September 30, 2009		Three Months Ended September 30, 2008		Nine Months Ended September 30, 2009		Nine Months Ended September 30, 2008	
		Per Share[2]		Per Share[2]		Per Share[2]		Per Share[2]
Net income	$ 24.8	$ 0.28	$ 12.8	$ 0.15	$ 81.9	$ 0.93	$ 91.6	$ 1.12
Loss (income) from discontinued operations, net of tax, attributable to HealthSouth	5.4	0.06	3.2	0.04	7.3	0.08	(7.8)	(0.10)
Net income attributable to noncontrolling interests	(8.0)	(0.09)	(6.2)	(0.07)	(25.7)	(0.29)	(21.1)	(0.26)
Income from continuing operations attributable to HealthSouth	22.2	0.25	9.8	0.11	63.5	0.72	62.7	0.77
Government, class action, and related settlements	8.5	0.10	17.1	0.20	41.3	0.47	(27.9)	(0.34)
Professional fees - accounting, tax, and legal	3.5	0.04	4.0	0.05	5.0	0.06	12.9	0.16
Gain on early extinguishment of debt	-	-	-	-	(3.1)	(0.04)	-	-
Loss on interest rate swaps	7.9	0.09	8.0	0.09	16.7	0.19	16.1	0.20
Accelerated depreciation of corporate campus	-	-	-	-	-	-	10.0	0.12
Provision for income tax benefit	(1.7)	(0.02)	(22.5)	(0.26)	(0.8)	(0.01)	(21.7)	(0.27)
Estimated income tax expense	(1.3)	(0.01)	(1.3)	(0.01)	(3.9)	(0.04)	(3.9)	(0.05)
Adjusted income from continuing operations[1][3]	39.1	0.45	15.1	0.17	118.7	1.36	48.2	0.59
Adjustment for dilution[2]		(0.07)		(0.02)		(0.19)		(0.08)
Adjusted income from continuing operations per diluted share[2][3]		$ 0.38		$ 0.15		$ 1.17		$ 0.51
Estimated income tax expense	1.3		1.3		3.9		3.9	
Interest expense and amortization of debt discounts and fees	29.5		40.3		95.0		131.1	
Depreciation and amortization	18.1		17.9		53.4		55.3	
	88.0		74.6		271.0		238.5	
Other adjustments per our Credit Agreement:								
Impairment charges, including investments	4.3		-		5.2		0.6	
Net noncash loss on disposal of assets	0.7		0.2		3.0		0.8	
Loss on early extinguishment of debt	-		2.1		-		5.8	
Compensation expense under FASB Statement No. 123(R)	3.4		2.5		9.9		8.5	
Adjusted Consolidated EBITDA[1][3][4]	$ 96.4		$ 79.4		$ 289.1		$ 254.2	
Basic weighted average common shares outstanding		87.6		87.4		87.6		81.6
Diluted weighted average common shares		102.2		101.0		101.6		95.1

HEALTHSOUTH

Three & Nine Months Reconciliation of Net Income to Adjusted Income from
Continuing Operations and Adjusted Consolidated EBITDA (1) (3)
(1) (2) (3) (4) Notes on page 37.

Exhibit 99.1

2007 and 2008 Year-End Reconciliation of Net Income to Adjusted Income from Continuing Operations and Adjusted Consolidated EBITDA (1) (3)

(In Millions, Except Per Share Data)	2008	Per Share(2)	2007	Per Share(2)
	Year Ended December 31,			
Net income	$ 281.8	$ 3.40	$ 718.7	$ 9.13
Income from discontinued operations, net of tax, attributable to HealthSouth	(16.9)	(0.20)	(454.9)	(5.78)
Net income attributable to noncontrolling interests	(29.4)	(0.35)	(65.3)	(0.83)
Income from continuing operations attributable to HealthSouth	235.5	2.84	198.5	2.52
Gain on UBS Settlement	(121.3)	(1.46)	-	-
Government, class action, and related settlements	(67.2)	(0.81)	(2.8)	(0.04)
Professional fees - accounting, tax, and legal	44.4	0.53	51.6	0.66
Loss on interest rate swap	55.7	0.67	30.4	0.39
Accelerated depreciation of corporate campus	10.0	0.12	-	-
Gain on sale of investment in Source Medical	-	-	(8.6)	(0.11)
Interest associated with UBS Settlement	(9.4)	(0.11)	-	-
Provision for income tax benefit	(70.1)	(0.84)	(322.4)	(4.10)
Estimated income tax expense	(5.0)	(0.06)	(5.0)	(0.06)
Adjusted income (loss) from continuing operations(1)(3)	72.6	0.87	(58.3)	(0.74)
Adjustment for dilution(2)		(0.12)		0.11
Adjusted income (loss) from continuing operations per diluted share(2)(3)		$ 0.75		$ (0.63)
Estimated income tax expense	5.0		5.0	
Interest expense and amortization of debt discounts and fees, excluding interest associated with the UBS Settlement	168.9		229.4	
Depreciation and amortization, excluding accelerated depreciation of corporate campus	73.2		75.7	
	319.7		251.8	
Other adjustments per our Credit Agreement:				
Impairment charges, including investments	2.4		15.1	
Net noncash loss on disposal of assets	2.0		5.9	
Loss on early extinguishment of debt	5.9		28.2	
Gain on sale of investment in Source Medical	-		8.6	
Compensation expense under FASB Statement No. 123(R)	11.7		10.6	
Other	-		0.4	
Adjusted Consolidated EBITDA(1)(3)(4)	$ 341.7		$ 320.6	
Weighted average common shares outstanding:				
Basic		83.0		78.7
Diluted		96.4		92.0

(1) (2) (3) (4) Notes on page 37.

HEALTHSOUTH

Exhibit 99.1

Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
Adjusted Consolidated EBITDA	**$ 289.1**	**$ 254.2**
Provision for doubtful accounts	25.5	20.5
Professional fees—accounting, tax, and legal	(5.0)	(12.9)
Interest expense and amortization of debt discounts and fees	(95.0)	(131.1)
UBS Settlement proceeds, gross	100.0	-
Equity in net income of nonconsolidated affiliates	(2.8)	(7.8)
Net income attributable to noncontrolling interests	25.7	21.1
Amortization of debt discounts and fees	4.8	4.9
Distributions from consolidated affiliates	6.5	7.6
Current portion of income tax benefit	(1.0)	23.7
Change in assets and liabilities	35.9	(22.5)
Change in government, class action, and related settlements	(11.0)	(7.4)
Other operating cash used in discontinued operations	(9.5)	(1.6)
Other	(1.1)	0.6
Net cash provided by operating activities	**$ 362.1**	**$ 149.3**

HEALTHSOUTH

YTD Reconciliation of Adjusted Consolidated EBITDA (1) to Net Cash Provided
by Operating Activities
(1) Notes on page 37.

Exhibit 99.1

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non
 -GAAP financial measures. The Company’s leverage ratio (Total Consolidated Debt to
 Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 Consolidated EBITDA and leverage ratio as liquidity measures on an ongoing basis.
 These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted
 Consolidated EBITDA are two components of our guidance.
4. The Company’s Credit Agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.

Exhibit 99.1